Earnings Release Presentation 4th Quarter 2020 NASDAQ: ISTR Exhibit 99.2

Disclosures and Disclaimers This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect current views of Investar Holding Corporation (the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: • the ongoing impacts of the COVID-19 pandemic; • business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which the Company operates; • increased cyber and payment fraud risk; • our ability to achieve organic loan and deposit growth, and the composition of that growth; • Our ability to consummate acquisition transactions in accordance with their terms; • our ability to integrate and achieve anticipated cost savings and other projected benefits from acquisitions; • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; • the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute its strategy generally; • the dependence on our management team, and our ability to attract and retain qualified personnel; • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; • inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; • the concentration of our business within the Company’s geographic areas of operation in Louisiana, Texas and Alabama; and • concentration of credit exposure. In addition, the estimated pro forma impacts of the Cheaha transaction are based on management assumptions as of December 31, 2020. These pro forma impacts make certain assumptions, including: • That the transaction is consummated in accordance with its current terms; • That the transaction is consummated in the expected time frame; • The performance of each of the Company and Cheaha prior to consummation; and • The performance of the Company following consummation, including the ability to realize cost savings and other benefits of the acquisition. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) and in the “Risk Factors” section of subsequent reports filed with the SEC.

3 Our Company  Headquartered in Baton Rouge, LA  Founded in 2006  Full service, commercially-oriented community bank  31 branches and 1 loan production office across Alabama, Louisiana and Texas  Initial public offering and Nasdaq listing in 2014  Completed 6 whole bank acquisitions and 1 branch transaction  29 consecutive quarters of dividends paid; 6 consecutive years of dividend growth Investar Holding Corp. is the Bank Holding Company for Investar Bank Mission Investar is a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served

4 Financial Highlights – 4th Quarter 2020 Tangible Book Value2 Growth  Increased by $0.63 during the quarter to $19.89 per share  Repurchased 20,899 shares in the quarter at an average price of $15.32 and 661,504 shares at an average price of $16.75 in 2020 Profitability  Pre-Tax, Pre-Provision Net Income2 increased by 1.0% quarter-over-quarter and 24.6% year-over-year  Net Interest Margin increased 9 basis points to 3.55% quarter-over-quarter; increase of 11 basis points year-over-year Expense Savings Initiative  Expected to close one branch during the 1st half of 2021  Initiative will reduce noninterest expense by approximately $1.2 million per year Proposed Merger with Cheaha Financial Group  Combination with an exceptional and like-minded organization located along the I-20 corridor in Alabama  Attractive financial metrics – earnings accretion greater than 16% per year and tangible book value payback3 of 2.6 years  The addition of Cheaha’s earnings will be a significant step to reaching internal operating performance goals  Continued execution of Investar’s acquisition strategy 1 Estimated 2 Non-GAAP financial measure; please see appendix for additional details 3 Crossover method Balance Sheet (in thousands) Assets $2,321,181 Net Loans $1,838,955 Deposits $1,887,824 Equity $243,284 Holding Company Capital TCE / TA 2 9.22% Leverage Ratio 1 9.49% Common Equity Tier 1 Ratio 1 11.02% Tier 1 Ratio 1 11.36% Total Risk Weighted Ratio 1 14.71% Profitability (4th quarter) Net Interest Margin 3.55% ROAA 0.78% ROAE 7.45% Net Income $4,540 Pre-Tax, Pre-Provision Income 2 $8,136 Per Share Information Tangible Book Value 2 $19.89 Earnings $0.42 Dividends $0.065 4th Quarter Results

5 Creating Shareholder Value $14.62 $15.42 $16.06 $17.13 $18.79 $19.89 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 2015 2016 2017 2018 2019 2020 T B V p e r S h a re 1 ($ ) Tangible Book Value Per Share1 1 Non-GAAP financial measure; please see appendix for additional details

6 $3,331 $608 $4,274 $4,467 $4,540 2019Q4 2020Q1 2020Q2 2020Q3 2020Q4 Net Income Recent Earnings Performance 3.44 3.46 3.46 3.46 3.55 2019Q4 2020Q1 2020Q2 2020Q3 2020Q4 Net Interest Margin (%) 4,911 4,517 7,790 8,056 8,136 2019Q4 2020Q1 2020Q2 2020Q3 2020Q4 Pre-Provision, Pre-Tax Earnings $0.32 $0.05 $0.39 $0.41 $0.42 2019Q4 2020Q1 2020Q2 2020Q3 2020Q4 Earnings Per Share Net Interest argin (%)Pre-Tax, Pre-Provision Net I come1 Earnings er ShareNet I e 1 Non-GAAP financial measure; please see appendix for additional details Note: Net Income and Pre-Tax, Pre-Provision Net Revenue in thousands Source: Investar Holding Corporation

7 Continued Execution of Acquisition Strategy 2019 Bank of York (AL) 2020 PlainsCapital Bank Branches (TX) 2019 Mainland Bank (TX) 2017 BOJ Bancshares (LA) 2017 Citizens Bancshares (LA) 2013 First Community Bank (LA) 2011 South LA Business Bank (LA) Investar Has Completed 6 Whole Bank Acquisitions and 1 Branch Transaction 2021 Cheaha Financial Group (AL) (Proposed) Total Assets CAGR: 36.5% Organic Assets CAGR: 32.2% (Since 2006) Total Assets: $2.3 billion Source: Investar Holding Corporation

Loan Portfolio – 4th Quarter Update

- Loan deferrals equaled 0.3% of the total loan portfolio as of the most recent quarter; down from 3.1% as of September 30, 2020
- As of December 31, 2020, of the total balance of loans on deferral, 57% have deferrals on principal and interest, 40% have deferrals on principal only, and 3% have deferrals on interest only
- 8.5% of loan deferral customers have requested a second 90-day deferral period as of December 31, 2020
- Excluding PPP loans, Oil & Gas loans made up 2.6% of the total loan portfolio as of the most recent quarter
- Food Services, Hospitality and Entertainment loans represented 2.3% of the total loan portfolio as of the most recent quarter, excluding PPP loans



Consumer & Other 1.1%
Construction & Development 11.1%
Commercial & Industrial 21.2%
1-4 Family Residential 18.2%
Nonowner-Occupied Commercial Real Estate 23.5%
Multifamily 3.3%
Owner-Occupied Commercial Real Estate 20.2%
Farm 1.4%

As of December 31, 2020

Loan Type	As of 3/31/20 Total Loans	As of 3/31/20 Amount Deferred	As of 3/31/20 Percent Deferred	As of 6/30/20 Total Loans	As of 6/30/20 Amount Deferred	As of 6/30/20 Percent Deferred	As of 9/30/20 Total Loans	As of 9/30/20 Amount Deferred	As of 9/30/20 Percent Deferred	As of 12/31/20 Total Loans	As of 12/31/20 Amount Deferred	As of 12/31/20 Percent Deferred
Construction & Development	$191,597	$3,882	2.0%	$199,149	$50,711	25.5%	$206,751	$1,427	0.7%	$206,011	$307	0.1%
1-4 Family Residential	328,730	14,294	4.3%	326,102	73,784	22.6%	339,364	9,755	2.9%	339,525	1,205	0.4%
Multifamily	61,709	-	0.0%	60,617	39,567	65.3%	57,734	3,484	6.0%	60,724	209	0.3%
Farm	29,373	-	0.0%	28,845	2,506	8.7%	26,005	357	1.4%	26,547	91	0.3%
Owner-Occupied Commercial Real Estate	370,209	13,363	3.6%	371,783	98,181	26.4%	379,490	10,928	2.9%	375,421	2,306	0.6%
Nonowner-Occupied Commercial Real Estate	406,145	10,334	2.5%	411,776	178,091	43.2%	404,748	12,161	3.0%	436,974	1,500	0.3%
Commercial & Industrial	313,850	12,506	4.0%	390,085	45,567	11.7%	392,955	18,150	4.6%	394,497	206	0.1%
Consumer & Other	28,181	613	2.2%	25,344	1,891	7.5%	22,633	257	1.1%	20,619	124	0.6%
Total	**$1,729,794**	**$54,992**	**3.2%**	**$1,813,701**	**$490,298**	**27.0%**	**$1,829,680**	**$56,519**	**3.1%**	**$1,860,318**	**$5,948**	**0.3%**

Source: Investar Holding Corporation

8

9 Loan Loss Reserve Detail 0.67 0.63 0.82 0.92 1.04 1.09 2018Y 2019Y 2020Q1 2020Q2 2020Q3 2020Q4 Loan Loss Reserve / Gross Loans (%)Loan Loss Reserves / Gross Loans (%) (Dollars in Thousands) 12/31/2017 12/31/2018 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Loan Loss Reserve ($000) Loan Loss Reserve - Beginning 7,051$ 7,891$ 9,454$ 10,700$ 14,233$ 16,657$ 19,044$ Charge-offs & Adj. 764 1,185 800 262 151 154 1,187 Recoveries 65 178 137 35 75 41 106 Provision 1,540 2,570 1,908 3,760 2,500 2,500 2,400 Loan Loss Reserve - Ending 7,891$ 9,454$ 10,700$ 14,233$ 16,657$ 19,044$ 20,363$ For the Year Ended, For the Quarter Ended, Source: Investar Holding Corporation

Asset Quality Trends

Nonperforming Assets ($000s)



6,419
7,633
13,121
12,452
14,490
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4

NPAs / Assets (%)



0.30
0.35
0.56
0.54
0.62
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4

Net Charge-offs / Avg. Loans (%)



0.02
0.01
0.00
0.01
0.06
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4

Reserves / NPLs (%)



171.1
188.4
127.6
153.8
147.3
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4

Source: Investar Holding Corporation

11 Deposit Transformation Noninterest- bearing Demand 20.6% Interest-bearing Demand 19.2% Money Market 11.7% Savings 6.8% Time 41.3% Deposit Mix at December 31, 2019 Deposit Mix at December 31, 2020 Noninterest- bearing Demand 23.7% Interest- bearing Demand 26.3% Brokered 4.2% Money Market 9.9% Savings 7.5% Time 28.4% One Year Transformation 1 Non-GAAP financial measure; please see appendix for additional details Source: Investar Holding Corporation (dollars in thousands) 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 2020Q4 Noninterest-bearing Demand $217,457 $285,811 $289,481 $291,039 $351,905 $339,379 $469,095 $452,070 $448,230 Interest-bearing Demand 295,212 333,434 332,754 305,361 335,478 378,787 437,821 473,819 496,745 Brokered Deposits 0 0 0 0 0 0 0 0 80,017 Money Market 179,340 188,373 177,209 194,757 198,999 197,703 183,371 179,133 186,307 Savings 104,146 114,631 111,222 110,636 115,324 118,193 129,157 139,153 141,134 Time 565,576 610,544 641,551 683,564 706,000 694,764 670,144 590,274 535,391 Total Deposits $1,361,731 $1,532,793 $1,552,217 $1,585,357 $1,707,706 $1,728,826 $1,889,588 $1,834,449 $1,887,824 Total Deposit Interest Rate 1 1.11% 1.15% 1.24% 1.32% 1.27% 1.17% 0.92% 0.74% 0.57% Deposit Composition - Quarterly Lookback

PROPOSED ACQUISITION OF CHEAHA FINANCIAL GROUP

13 Transaction Terms Investar Holding Corporation’s proposed acquisition of Cheaha Financial Group, Inc. Transaction  Investar Holding Corporation will acquire 100% of Cheaha Financial Group, Inc.’s (“Cheaha”) outstanding common stock in a negotiated transaction Per Share Consideration  $80.00 per share of Cheaha common stock Aggregate Consideration  $41.1 million • Based on 513,332 shares outstanding • No options or warrants Consideration Mix  100% cash Valuation Metrics1  Price / Tangible Book Value: 143.7%  Price / LTM Earnings: 13.6x  Price / 2021E Earnings: 13.6x 1 Valuation metrics based on financial information as of December 31, 2020 Transa Per Share Consideration Aggregate Consideration Consideration ix Valuation

14 Cheaha Financial Group Overview Source: Cheaha Financial Group  Headquartered in Oxford, AL  Holding company for Cheaha Bank, founded in 2000  Led by President & CEO Shad A. Williams and Executive Vice President Barbara A. Montgomery  Relationship-focused organization that provides banking needs to individuals and businesses in its local community  9 consecutive years with return on average assets greater than 1.3%  Pristine asset quality – zero nonaccrual loans and 0.3% in deferrals

15 Financial Results – Cheaha Bank Source: S&P Global Market Intelligence In $000s except for per share data 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 Balance Sheet Total Assets $197,135 $201,070 $201,964 $209,300 $234,988 Total Loans $106,110 $107,462 $113,200 $121,044 $128,032 Total Deposits $166,725 $171,277 $173,405 $178,969 $201,995 Loans/Deposits 63.6% 62.7% 65.3% 67.6% 63.38% Capital Tangible Equity $23,926 $26,215 $26,914 $28,090 $31,257 Tang. Common Equity/ Tang. Assets 12.1% 13.0% 13.3% 13.4% 13.30% Risked Based Capital 21.2% 22.0% 24.0% 22.2% 20.70% Tier 1 Capital 20.0% 20.7% 22.7% 21.1% 19.79% Leverage Ratio 12.5% 13.2% 14.2% 13.0% 12.22% Profitability Measures Net Interest Margin 4.68% 4.51% 4.32% 4.19% 3.74% Non Interest Income/Avg. Assets 0.47% 0.50% 0.51% 0.48% 0.60% Non Interest Expense/Avg. Assets 2.64% 2.69% 2.72% 2.69% 2.35% Efficiency Ratio 50.6% 52.2% 56.3% 58.7% 55.82% ROAA 1.65% 1.51% 1.63% 1.45% 1.47% ROAE 13.4% 12.0% 12.7% 10.9% 11.84% Net Income $3,273 $3,060 $3,279 $2,997 $3,380 For the Twelve Months Ended

16 Low Risk Transaction 3.9% 10.0% 0.2% 0.3% 2020Q1 2020Q2 2020Q3 2020Q4 A s a P e rc e n t o f L o a n s (dollars in thousands) 2013 2014 2015 2016 2017 2018 2019 2020 Nonaccrual Loans $0 $0 $0 $0 $64 $0 $0 $0 TDRs 0 75 74 72 70 68 652 656 OREO 1,592 200 74 0 50 137 0 0 Total NPAs $1,592 $275 $148 $72 $184 $205 $652 $656 NPAs/Assets 0.88% 0.15% 0.08% 0.04% 0.09% 0.10% 0.31% 0.28% Asset Quality Trends Loan Deferral Trend  Cheaha’s conservative underwriting standards have led to a track record of exceptional credit and minimal deferrals  Due diligence initially done as part of previous negotiations and further diligence completed over the last 3 months  Extensive review of the loan portfolio • 43.7% of total commercial loans • 100% of criticized assets • 100% of the 20 largest loans  Key executives are committed to remaining with the combined company  Capital ratios will continue to remain “well-capitalized” Source: Investar Holding Corporation; S&P Global Market Intelligence

17 Estimated Pro Forma Impact Pro Forma Financial Impact *2021E ROAA does not include one-time merger expenses related to the Cheaha transaction Note: Tangible book value payback period calculated using the crossover method Source: Investar Holding Corporation 0.86% 0.90% 0.02% 0.04%0.08% 0.16% 2021* 2022 Standalone Expense Reduction Initiative Acquisition Projected Core Return on Average Assets 0.96% 1.10% Per Share 2021E Earnings Accretion 9.3% 2022E Earnings Accretion 16.7% TBV Dilution At Close 5.5% TBV Payback Period 2.6 Years Projected Capital at Close Holding Company TCE / TA ~8.2% Bank Leverage Ratio ~9.7% Bank Total Risk Based Capital Ratio ~13.1% Projected Operating Metrics 2021E Core Return on Average Assets ~0.96% 2022E Core Return on Average Assets ~1.10%

18 Key Assumptions Cost Savings  Approximately $1.6 million pre-tax; 28% of Cheaha’s 2020 noninterest expense Merger Expenses  Approximately $1.6 million after-tax; 3.9% of total deal value Core Deposit Intangible  1.0%, amortized over 10 years using sum-of-digits method Fair Market Value Adjustments  $1.8 million gross credit mark  $0.6 million positive write-up on fixed assets  $1.0 million positive write-up on Trust Preferred securities Anticipated Closing  2nd Quarter of 2021 Source: Investar Holding Corporation

19 Comparison to Previous Agreement Purchase Price Per Share $80.00 $80.00 Pre-Close Dividend Distribution $2.50 $0 Investar Termination Exposure $0 $1.0 million Price / Tangible Book Value 164.7% 143.7% Price / Earnings (LTM) 14.5x 13.6x TBV Payback Period 3.9 years 2.6 years New AgreementOriginal Agreement Source: Investar Holding Corporation

APPENDIX

21 Non-GAAP Reconciliation Source: S&P Global Market Intelligence; Investar Holding Corporation (Dollars in thousands, except per share data) 2015 2016 2017 2018 2019 2020 Tangible Common Equity: Total Stockholders' Equity 109,350$ 112,757$ 172,729$ 182,262$ 241,976$ 243,284$ Adjustments: Goodwill (2,684) (2,684) (17,086) (17,424) (26,132) (28,082) Other Intangibles (491) (450) (2,740) (2,263) (4,803) (4,150) Tangible Common Equity 106,175$ 109,623$ 152,903$ 162,575$ 211,041$ 211,052$ Common Shares Outstanding 7,264,282 7,101,851 9,514,926 9,484,219 11,228,775 10,608,829 Book Value Per Common Share 15.05$ 15.88$ 18.15$ 19.22$ 21.55$ 22.93$ Tangible Book Value Per Common Share 14.62$ 15.44$ 16.07$ 17.14$ 18.79$ 19.89$ Tangible Assets: Total Assets 1,031,555$ 1,158,960$ 1,622,734$ 1,786,469$ 2,148,916$ 2,321,181$ Adjustments: Goodwill (2,684) (2,684) (17,086) (17,424) (26,132) (28,082) Other Intangibles (491) (450) (2,740) (2,263) (4,803) (4,150) Tangible Assets 1,028,380$ 1,155,826$ 1,602,908$ 1,766,782$ 2,117,981$ 2,288,949$ Total Stockholders' Equity to Total Assets Ratio 10.60% 9.73% 10.64% 10.20% 11.26% 10.48% Tangible Common Equity to Tangible Assets Ratio 10.32% 9.48% 9.54% 9.20% 9.96% 9.22% As of December 31,

22 Non-GAAP Reconciliation (Dollars in thousands, except per share data) 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Interest on Deposits $3,721 $4,106 $4,684 $5,198 $5,319 $5,032 $4,190 $3,404 $2,750 Interest-Bearing Deposits 1,144,274 1,246,982 1,262,736 1,294,318 1,355,801 1,389,447 1,420,493 1,382,379 1,439,594 Noninterest-Bearing Deposits 217,457 285,811 289,481 291,039 351,905 339,379 469,095 452,070 448,230 Total Deposits 1,361,731 1,532,793 1,552,217 1,585,357 1,707,706 1,728,826 1,889,588 1,834,449 1,887,824 Total Deposit Interest Rate (Annualized) 1.11% 1.15% 1.24% 1.32% 1.27% 1.17% 0.92% 0.74% 0.57% For the three months ended,

23 Non-GAAP Reconciliation (Dollars in thousands, except per share data) 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Net Income 3,331$ 608$ 4,274$ 4,467$ 4,540$ Less: Provision Expense (736) (3,760) (2,500) (2,500) (2,400) Less: Tax Expense (844) (149) (1,016) (1,089) (1,196) Pre-Tax, Pre-Provision Net Income 4,911$ 4,517$ 7,790$ 8,056$ 8,136$ For the three months ended,